                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          INTERSTATE HOTELS CORPORATION
                (Name of Registrant as Specified In Its Charter)

                  SHANER HOTEL GROUP LIMITED PARTNERSHIP (Name
             of Person(s) Filing Proxy Statement, if other than the
                                   Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
     (1)  Title of each class of securities to which transaction applies:
          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:
          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:
          ----------------------------------------------------------------------
     (5)  Total fee paid:
          ----------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the file is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:
          ----------------------------------------------------------------------
     (3)  Filing Party:
          ----------------------------------------------------------------------
     (4)  Date filed:
          ----------------------------------------------------------------------

Filed by Shaner Hotel Group Limited Partnership
Pursuant to Rule 14a-12 of the Securities Exchange Act of 1934
Subject Company:  Interstate Hotels Corporation


         Shaner Hotel Group Limited Partnership issued the following press release on June 3, 2002.

FOR IMMEDIATE RELEASE           CONTACT:      Jim Tynen
                                              Jack Horner Communications Inc.
                                              412-473-3425
                                              jimt@jackhorner.com


            SHANER HOTEL GROUP'S TENDER FOR INTERSTATE HOTELS EXPIRES
  Shaner joins other investors in monitoring recently announced MeriStar merger

         PITTSBURGH -- June 3, 2002 -- Shaner Hotel Group, which on April 11 commenced a cash tender for Interstate Hotels Corporation (Nasdaq: IHCO) at $3 per share to obtain 51 percent of Interstate's Class A common stock, announced today that its offer expired on Friday, May 31 at 5:00 p.m. Shaner, a major Interstate shareholder, currently owns approximately 6 percent of Interstate's Class A stock, or 333,500 shares.

         Three weeks after Shaner announced its proposal, Interstate and MeriStar Hotels and Resorts, Inc. (NYSE: MMH) jointly announced a merger. On news of the deal, Interstate's shares increased, while shares of MeriStar declined in value and have not rebounded. Rather than retreat under these new conditions, Shaner stood by its offer in order to demonstrate its commitment to increasing shareholder value for Interstate investors. Interstate has not posted a profitable quarter or paid a dividend on its common stock for several consecutive years.

         "We've had one message from the start: Interstate must maximize shareholder value," said Lance Shaner, chairman and CEO of Shaner Hotel Group. "Clearly, we have been heard. Although we endorsed a different solution, our team intends to actively monitor the MeriStar transaction to ensure the outcome aligns with the promises."

         Due to several failed merger attempts by MeriStar in the past and the declining value of MeriStar stock, Shaner Hotel Group is reserving its right to commence a new tender offer at any time. Shaner also reserves the right to solicit proxies at the Interstate shareholder meeting should that option become necessary.

                                     (more)

                                                  Shaner's Tender Offer Expires
                                                                   June 3, 2002
                                                                       Page Two

         M & T Bank, the depository for Shaner's tender offer, has been advised by Shaner to return any and all shares submitted, because the major preconditions to the completion of its offer have not been satisfied. Doing so will enable interested sellers to realize the current market price for Interstate shares, which now are trading slightly over the $3 per share offer made six weeks ago.

About Shaner Hotel Group

         Shaner Hotel Group is a privately held, fully integrated hotel company, which specializes in the acquisition, refurbishment, repositioning, development and long-term ownership of full-service hotels. Shaner also has extensive limited-service and extended-stay experience. Shaner Hotel Group owns 22 hotels, representing 10 different hotel brands in 15 states. Formed in 1983, Shaner is headquartered in State College, Pa.

About Shaner Hotel Group's Proxy Statement

         Shaner Hotel Group has filed a preliminary proxy statement dated April 23, 2002 with the Securities and Exchange Commission for the solicitation of proxies for Interstate's 2002 annual meeting of stockholders and will file with the Commission and will furnish to stockholders a definitive proxy statement for that meeting. Stockholders should read the preliminary proxy statement, as well as the definitive proxy statement when it becomes available, because they contain important information. This press release is not a proxy statement, nor is it a solicitation of any proxy. Any such solicitation will be made only by a written definitive proxy statement filed with the Commission.

         Shaner Hotel Group's preliminary proxy statement filed with the Commission contains important information about Shaner, certain of its executive officers, the directors and certain executive officers of its general partner, and Shaner Hotel Group's proposed nominees for election as directors, each of whom may be deemed to be a participant in a solicitation by Shaner Hotel Group of proxies for Interstate's 2002 annual meeting of stockholders, and includes a description of their direct and indirect interest in the matters to be acted upon at that meeting. Stockholders may

                                     (more)

                                                   Shaner's Tender Offer Expires
                                                                    June 3, 2002
                                                                      Page Three

obtain free copies of the preliminary proxy statement, and the definitive proxy statement when available, at the Commission's Web site at http://www.sec.gov. Stockholders may also obtain free copies of these documents from (1) N.S. Taylor & Associates, Inc., 15 North Street, Second Floor, Dover-Foxcroft, Maine 04426, toll-free telephone number 866-470-4500, or (2) Shaner Hotel Group Limited Partnership, 1965 Waddle Road, State College, Pennsylvania 16803, telephone number 814-234-4460.

                                       ###

This release is available at www.jackhorner.com.

         Shaner Hotel Group Limited Partnership filed with the Securities and Exchange Commission on June 3, 2002, the following Amendment No. 5 to its Schedule TO-T.

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                SCHEDULE TO-T/A
                                 (Rule 14d-100)

           TENDER OFFER STATEMENT UNDER SECTION 14(D)(1) OR 13(E)(1)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934
                               (AMENDMENT NO. 5)

                         INTERSTATE HOTELS CORPORATION
                           (Name of Subject Company)

                     SHANER HOTEL GROUP LIMITED PARTNERSHIP
                       (Name of Filing Person - Offeror)

                Class A Common Stock, $0.01 par value per share
                         (Title of Class of Securities)

                                   46088R108
                     (CUSIP Number of Class of Securities)

                                Lance T. Shaner
                                1965 Waddle Road
                       State College, Pennsylvania 16803
                                 (814) 234-4460
                     (Name, address and telephone number of
                    person authorized to receive notices and
                   communications on behalf of filing Person)

                                With a copy to:

                           Leo A. Keevican, Jr., Esq.
                               DKW Law Group, PC
                             USX Tower, 58th Floor
                                600 Grant Street
                         Pittsburgh, Pennsylvania 15219
                                 (412) 355-2600

                           CALCULATION OF FILING FEE

------------------------------------------------------------------------------------
    Transaction Valuation*                   Amount of Filing Fee
------------------------------------------------------------------------------------
         $7,395,996.00                             $680.43

------------------------------------------------------------------------------------


*Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the purchase of a total of 2,465,322 shares of Class A Common Stock, $0.01 par value per share, at a price per Share of $3.00 in cash.

[ ] Check the box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  Amount Previously Paid: Not Applicable
                  Form or Registration No: Not Applicable
                  Filing Party: Not Applicable
                  Date Filed: Not Applicable

[ ] Check the box if the filing relates solely to preliminary communications made before the commencement of a tender offer.

Check the appropriate boxes below to designate any transactions to which the statement relates:

[x]   third-party tender offer subject to Rule 14d-1.

[ ]   issuer tender offer subject to Rule 13e-4.

[ ]   going-private transaction subject to Rule 13e-3.

[ ]   amendment to Schedule 13D under Rule 13d-2.

Check the following box if the filing is a final amendment reporting the results of the tender offer: [x]

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                        AMENDMENT NO. 5 TO SCHEDULE TO-T

         This Amendment No. 5 amends and supplements the Tender Offer Statement on Schedule TO-T filed by Shaner Hotel Group Limited Partnership, a Delaware limited partnership ("Shaner Hotel Group"), on April 3, 2002, and amended on April 11, April 23, May 3, and May 8, 2002 (as amended "Schedule TO-T"), relating to the offer by Shaner Hotel Group to purchase 2,465,322 shares of Class A Common Stock, $0.01 par value per share (the "Shares"), and, if applicable, the related preferred stock purchase rights, of Interstate Hotels Corporation, a Maryland corporation (the "Company"), at a price of $3.00 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated April 20, 2002 ("Offer to Purchase"), and in the related Letter of Transmittal, filed as Exhibits (a)(11) and (a)(2), respectively (which, together with any amendments or supplements thereto, collectively constitute the "Offer"). This Amendment No. 5 to Schedule TO-T is the final amendment to that Schedule.

ITEM 11.  ADDITIONAL INFORMATION.

         Item 11 of Schedule TO-T is hereby amended and supplemented by adding the following information.

                  Shaner Hotel Group's Offer expired by its terms at 5:00 p.m. Pittsburgh, Pennsylvania, time on May 31, 2002. Shaner Hotel Group's Offer was subject to two principal conditions, among other conditions, relating (1) to a minimum number of shares of Class A Common Stock being tendered by the Expiration Date, and (2) to the preferred stock purchase rights issued under the Company's Shareholders Rights Agreement being redeemed by the Company's Board of Directors or Shaner Hotel Group being satisfied in its reasonable judgment that those rights were invalid or otherwise inapplicable to the Offer. As of the close of business on the Expiration Date, neither one of those conditions had been satisfied and Shaner Hotel Group had not waived them. Shaner Hotel Group has therefore not purchased any shares tendered into the Offer and has instructed the Depositary to promptly return all tendered shares to the tendering shareholders.

ITEM 12.  EXHIBITS.

         Item 12 of Schedule TO-T is hereby amended and supplemented by adding the following new exhibit.

(a)(15) Press Release issued by Shaner Hotel Group, dated June 3, 2002.

                                    SIGNATURE


         After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                                     SHANER HOTEL GROUP LIMITED PARTNERSHIP

                                     By:      SHANER OPERATING CORP.
                                              Its General Partner


                                     /s/        Lance T. Shaner
                                     --------------------------------------
                                     Lance T. Shaner, Chairman
                                     of the Board and Vice President

                                                     June 3, 2002

                                  EXHIBIT INDEX

EXHIBIT NO.
----------

(a)(1)    Offer to Purchase, dated April 3, 2002.*

(a)(2)    Letter of Transmittal (including Guidelines for Certification of
          Taxpayer Identification Number on Substitute Form W-9).*

(a)(3)    Notice of Guaranteed Delivery.*

(a)(4)    Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.*

(a)(5)    Letter to Clients for use by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.*

(a)(6)    Press release issued by Shaner Hotel Group, dated March 27, 2002.*

(a)(7)    Letter to Shareholders, dated April 3, 2002.*

(a)(8)    Press release issued by Shaner Hotel Group, dated April 3, 2002.*

(a)(9)    Summary advertisement published in The New York Times on April 11, 2002.*

(a)(10)   Offer to Purchase, dated April 11, 2002.*

(a)(11)   Offer to Purchase, dated April 20, 2002.*

(a)(12)   Press Release issued by Shaner Hotel Group, dated April 23, 2002.*

(a)(13)   Press Release issued by Shaner Hotel Group, dated May 2, 2002.*

(a)(14)   Schedule 13D/A dated May 1, 2002, filed by Shaner Hotel Group
          (incorporated by reference to Shaner Hotel Group's Amendment No. 1 to its Schedule 13D filed on May 8, 2002).*

(a)(15)   Press Release issued by Shaner Hotel Group, dated June 3, 2002.

(b)       None.

(d)       None.

(g)       None.

(h)       None.


*Previously filed

                                              Exhibit (a)(15) to Schedule TO-T/A

FOR IMMEDIATE RELEASE               CONTACT:    Jim Tynen
                                                Jack Horner Communications Inc.
                                                412-473-3425
                                                jimt@jackhorner.com


            SHANER HOTEL GROUP'S TENDER FOR INTERSTATE HOTELS EXPIRES
  Shaner joins other investors in monitoring recently announced MeriStar merger

         PITTSBURGH -- June 3, 2002 -- Shaner Hotel Group, which on April 11 commenced a cash tender for Interstate Hotels Corporation (Nasdaq: IHCO) at $3 per share to obtain 51 percent of Interstate's Class A common stock, announced today that its offer expired on Friday, May 31 at 5:00 p.m. Shaner, a major Interstate shareholder, currently owns approximately 6 percent of Interstate's Class A stock, or 333,500 shares.

         Three weeks after Shaner announced its proposal, Interstate and MeriStar Hotels and Resorts, Inc. (NYSE: MMH) jointly announced a merger. On news of the deal, Interstate's shares increased, while shares of MeriStar declined in value and have not rebounded. Rather than retreat under these new conditions, Shaner stood by its offer in order to demonstrate its commitment to increasing shareholder value for Interstate investors. Interstate has not posted a profitable quarter or paid a dividend on its common stock for several consecutive years.

         "We've had one message from the start: Interstate must maximize shareholder value," said Lance Shaner, chairman and CEO of Shaner Hotel Group. "Clearly, we have been heard. Although we endorsed a different solution, our team intends to actively monitor the MeriStar transaction to ensure the outcome aligns with the promises."

         Due to several failed merger attempts by MeriStar in the past and the declining value of MeriStar stock, Shaner Hotel Group is reserving its right to commence a new tender offer at any time. Shaner also reserves the right to solicit proxies at the Interstate shareholder meeting should that option become necessary.

                                     (more)

                                                   Shaner's Tender Offer Expires
                                                                    June 3, 2002
                                                                        Page Two

         M & T Bank, the depository for Shaner's tender offer, has been advised by Shaner to return any and all shares submitted, because the major preconditions to the completion of its offer have not been satisfied. Doing so will enable interested sellers to realize the current market price for Interstate shares, which now are trading slightly over the $3 per share offer made six weeks ago.

About Shaner Hotel Group

         Shaner Hotel Group is a privately held, fully integrated hotel company, which specializes in the acquisition, refurbishment, repositioning, development and long-term ownership of full-service hotels. Shaner also has extensive limited-service and extended-stay experience. Shaner Hotel Group owns 22 hotels, representing 10 different hotel brands in 15 states. Formed in 1983, Shaner is headquartered in State College, Pa.

About Shaner Hotel Group's Proxy Statement

         Shaner Hotel Group has filed a preliminary proxy statement dated April 23, 2002 with the Securities and Exchange Commission for the solicitation of proxies for Interstate's 2002 annual meeting of stockholders and will file with the Commission and will furnish to stockholders a definitive proxy statement for that meeting. Stockholders should read the preliminary proxy statement, as well as the definitive proxy statement when it becomes available, because they contain important information. This press release is not a proxy statement, nor is it a solicitation of any proxy. Any such solicitation will be made only by a written definitive proxy statement filed with the Commission.

         Shaner Hotel Group's preliminary proxy statement filed with the Commission contains important information about Shaner, certain of its executive officers, the directors and certain executive officers of its general partner, and Shaner Hotel Group's proposed nominees for election as directors, each of whom may be deemed to be a participant in a solicitation by Shaner Hotel Group of proxies for Interstate's 2002 annual meeting of stockholders, and includes a description of their direct and indirect interest in the matters to be acted upon at that meeting. Stockholders may obtain free copies of the preliminary proxy statement, and the definitive

                                                   Shaner's Tender Offer Expires
                                                                    June 3, 2002
                                                                      Page Three


proxy statement when available, at the Commission's Web site at http://www.sec.gov. Stockholders may also obtain free copies of these documents from (1) N.S. Taylor & Associates, Inc., 15 North Street, Second Floor, Dover-Foxcroft, Maine 04426, toll-free telephone number 866-470-4500, or (2) Shaner Hotel Group Limited Partnership, 1965 Waddle Road, State College, Pennsylvania 16803, telephone number 814-234-4460.

                                       ###

This release is available at www.jackhorner.com.